Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2018
Taxes on Income [Abstract]
Summary of taxes on income reflected in statements of loss for reported year
	2018	2017	2016
	USD in thousands
Loss before taxes on income	(6,578)	(2,552)	(8,979)
Theoretical tax benefit	(1,513)	(587)	(2,245)
Increase in taxes arising from mainly tax losses created in the reported year for which deferred taxes were not recorded	1,533	580	2,273
Taxes on income (Tax benefit)	20	(7)	28